Exhibit 99.1

For Immediate Release

For more information, contact:
James J. Burke
Standard Motor Products, Inc.
(718) 392-0200

Standard Motor Products, Inc. Announces

First Quarter 2016 Results and a Quarterly Dividend

New York, NY, May 4, 2016......Standard Motor Products, Inc. (NYSE: SMP), an automotive replacement parts manufacturer and distributor, reported today its consolidated financial results for the three months ending March 31, 2016.

Consolidated net sales for the first quarter of 2016 were $238.9 million, compared to consolidated net sales of $227.6 million during the comparable quarter in 2015. Earnings from continuing operations for the first quarter of 2016 were $12.7 million or 55 cents per diluted share, compared to $9.3 million or 40 cents per diluted share in the first quarter of 2015. Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for the first quarter of 2016 were $12.6 million or 55 cents per diluted share, compared to $9.2 million or 40 cents per diluted share in the first quarter of 2015.

37-18 Northern Blvd., Long Island City, NY  11101
(718) 392-0200
www.smpcorp.com

Eric Sills, Standard Motor Products’ Chief Executive Officer and President stated, “We are very pleased with our first quarter results as we achieved a better than 35% increase in net earnings and diluted earnings per share, compared to the first quarter of 2015, on an overall sales increase of 5%.

“Engine Management sales were up about 2%, in line with our forecast of low single digit increases. Temperature Control sales achieved a 16% increase, a result of higher pre-season orders than the year before. We now await the second and third quarters when the bulk of the Temperature Control sales occur and our results tend to be weather dependent.

“The major improvement was in profitability. As we previously reported, results for the full year 2015 were burdened with roughly $10 million in one-time expenses related to startup costs in our line of remanufactured diesel fuel injectors; the carry forward of negative manufacturing variances in Temperature Control; and the costs of winding down our retiree medical program. These costs are now fully behind us and we anticipate a return to historic profitability rates.”

The Board of Directors has approved payment of a quarterly dividend of seventeen cents per share on the common stock outstanding. The dividend will be paid on June 1, 2016 to stockholders of record on May 16, 2016.

Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Wednesday, May 4, 2016.  The dial-in number is 800-895-0198 (domestic) or 785-424-1053 (international). The playback number is 800-839-1337 (domestic) or 402-220-0489 (international). The conference ID # is STANDARD.

Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Standard Motor Products cautions investors that any forward-looking statements made by the company, including those that may be made in this press release, are based on management’s expectations at the time they are made, but they are subject to risks and uncertainties that may cause actual results, events or performance to differ materially from those contemplated by such forward looking statements. Among the factors that could cause actual results, events or performance to differ materially from those risks and uncertainties discussed in this press release are those detailed from time-to-time in prior press releases and in the company’s filings with the Securities and Exchange Commission, including the company’s annual report on Form 10-K and quarterly reports on Form 10-Q.  By making these forward-looking statements, Standard Motor Products undertakes no obligation or intention to update these statements after the date of this release.

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STANDARD MOTOR PRODUCTS, INC.
Consolidated Statements of Operations

(In thousands, except per share amounts)

	THREE MONTHS ENDED MARCH 31,
	2016	2015
	(Unaudited)
NET SALES	$238,911	$227,589

COST OF SALES	165,915	163,700

GROSS PROFIT	72,996	63,889

SELLING, GENERAL & ADMINISTRATIVE EXPENSES	52,998	49,198
RESTRUCTURING AND INTEGRATION EXPENSES	241	57
OTHER INCOME, NET	262	281

OPERATING INCOME	20,019	14,915

OTHER NON-OPERATING INCOME, NET	333	151

INTEREST EXPENSE	311	426

EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	20,041	14,640

PROVISION FOR INCOME TAXES	7,385	5,301

EARNINGS FROM CONTINUING OPERATIONS	12,656	9,339

LOSS FROM DISCONTINUED OPERATION, NET OF INCOME TAXES	(452)	(391)

NET EARNINGS	$12,204	$8,948

NET EARNINGS PER COMMON SHARE:

BASIC EARNINGS FROM CONTINUING OPERATIONS	$0.56	$0.41
DISCONTINUED OPERATION	(0.02)	(0.02)
NET EARNINGS PER COMMON SHARE - BASIC	$0.54	$0.39

DILUTED EARNINGS FROM CONTINUING OPERATIONS	$0.55	$0.40
DISCONTINUED OPERATION	(0.02)	(0.01)
NET EARNINGS PER COMMON SHARE - DILUTED	$0.53	$0.39

WEIGHTED AVERAGE NUMBER OF COMMON SHARES	22,642,312	22,910,889
WEIGHTED AVERAGE NUMBER OF COMMON AND DILUTIVE SHARES	22,944,947	23,238,050

STANDARD MOTOR PRODUCTS, INC.
Segment Revenues and Operating Income

 (In thousands)

	THREE MONTHS ENDED MARCH 31,
	2016		2015
	(Unaudited)
Revenues
Engine Management	$180,681		$177,071
Temperature Control	56,766		48,728
All Other	1,464		1,790
	$238,911		$227,589

Gross Margin
Engine Management	$57,276	31.7%	$51,702	29.2%
Temperature Control	14,090	24.8%	9,827	20.2%
All Other	1,630		2,360
	$72,996	30.6%	$63,889	28.1%

Selling, General & Administrative
Engine Management	$33,057	18.3%	$30,004	16.9%
Temperature Control	11,694	20.6%	11,190	23.0%
All Other	8,247		8,004
	$52,998	22.2%	$49,198	21.6%

Operating Income
Engine Management	$24,219	13.4%	$21,698	12.3%
Temperature Control	2,396	4.2%	(1,363)	-2.8%
All Other	(6,617)		(5,644)
	19,998	8.4%	14,691	6.5%
Restructuring & Integration	(241)	-0.1%	(57)	0.0%
Other Income, Net	262	0.1%	281	0.1%
	$20,019	8.4%	$14,915	6.6%

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures

(In thousands, except per share amounts)

	THREE MONTHS ENDED MARCH 31,
	2016	2015
	(Unaudited)
EARNINGS FROM CONTINUING OPERATIONS

GAAP EARNINGS FROM CONTINUING OPERATIONS	$12,656	$9,339

RESTRUCTURING AND INTEGRATION EXPENSES (NET OF TAX)	145	34
GAIN FROM SALE OF BUILDINGS (NET OF TAX)	(157)	(157)

NON-GAAP EARNINGS FROM CONTINUING OPERATIONS	$12,644	$9,216

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS

GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$0.55	$0.40

RESTRUCTURING AND INTEGRATION EXPENSES (NET OF TAX)	0.01	-
GAIN FROM SALE OF BUILDINGS (NET OF TAX)	(0.01)	-

NON-GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$0.55	$0.40

OPERATING INCOME

GAAP OPERATING INCOME	$20,019	$14,915

RESTRUCTURING AND INTEGRATION EXPENSES	241	57
OTHER INCOME, NET	(262)	(281)

NON-GAAP OPERATING INCOME	$19,998	$14,691

MANAGEMENT BELIEVES THAT EARNINGS FROM CONTINUING OPERATIONS, DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS, AND OPERATING INCOME, EACH OF WHICH ARE NON-GAAP MEASUREMENTS AND ARE ADJUSTED FOR SPECIAL ITEMS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS. SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Condensed Consolidated Balance Sheets

(In thousands)

	March 31, 2016	December 31, 2015
	(Unaudited)

ASSETS

CASH	$13,360	$18,800

ACCOUNTS RECEIVABLE, GROSS	147,870	128,099
ALLOWANCE FOR DOUBTFUL ACCOUNTS	4,670	4,246
ACCOUNTS RECEIVABLE, NET	143,200	123,853

INVENTORIES	300,291	285,793
OTHER CURRENT ASSETS	49,499	51,294

TOTAL CURRENT ASSETS	506,350	479,740

PROPERTY, PLANT AND EQUIPMENT, NET	70,301	68,882
GOODWILL AND OTHER INTANGIBLES, NET	82,788	84,267
OTHER ASSETS	45,899	48,175

TOTAL ASSETS	$705,338	$681,064
LIABILITIES AND STOCKHOLDERS' EQUITY

NOTES PAYABLE	$49,456	$47,427
CURRENT PORTION OF LONG TERM DEBT	42	16
ACCOUNTS PAYABLE	86,225	72,711
ACCRUED CUSTOMER RETURNS	41,974	38,812
OTHER CURRENT LIABILITIES	77,151	84,950

TOTAL CURRENT LIABILITIES	254,848	243,916

LONG-TERM DEBT	158	62
ACCRUED ASBESTOS LIABILITIES	31,848	32,185
OTHER LIABILITIES	13,330	12,922

TOTAL LIABILITIES	300,184	289,085

TOTAL STOCKHOLDERS' EQUITY	405,154	391,979

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$705,338	$681,064

STANDARD MOTOR PRODUCTS, INC.
Condensed Consolidated Statements of Cash Flows

(In thousands)

	THREE MONTHS ENDED MARCH 31,
	2016	2015
	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES

NET EARNINGS	$12,204	$8,948
ADJUSTMENTS TO RECONCILE NET EARNINGS TO NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES:
DEPRECIATION AND AMORTIZATION	4,373	4,288
OTHER	3,323	2,100
CHANGE IN ASSETS AND LIABILITIES:
ACCOUNTS RECEIVABLE	(19,281)	(25,289)
INVENTORY	(14,621)	(7,473)
ACCOUNTS PAYABLE	11,431	5,255
OTHER	1,236	(1,992)
NET CASH USED IN OPERATING ACTIVTIES	(1,335)	(14,163)

CASH FLOWS FROM INVESTING ACTIVITIES
CAPITAL EXPENDITURES	(4,099)	(4,009)
OTHER INVESTING ACTIVITIES	2	26
NET CASH USED IN INVESTING ACTIVITIES	(4,097)	(3,983)

CASH FLOWS FROM FINANCING ACTIVITIES

NET CHANGE IN DEBT	2,148	14,946
PURCHASE OF TREASURY STOCK	(377)	-
DIVIDENDS PAID	(3,849)	(3,434)
OTHER FINANCING ACTIVITIES	1,839	1,609
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(239)	13,121

EFFECT OF EXCHANGE RATE CHANGES ON CASH	231	(584)
NET DECREASE IN CASH AND CASH EQUIVALENTS	(5,440)	(5,609)
CASH AND CASH EQUIVALENTS at beginning of period	18,800	13,728
CASH AND CASH EQUIVALENTS at end of period	$13,360	$8,119